NATIONWIDE MUTUAL FUNDS

Nationwide BNY Mellon Disciplined Value Fund

Supplement dated March 16, 2023

to the Summary Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.

The Nationwide BNY Mellon Disciplined Value Fund is renamed the “Nationwide BNY Mellon Dynamic U.S. Equity Income Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

2.	The first sentence in the second paragraph under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. issuers, primarily common stocks.

3.	The heading and the table under the heading “Portfolio Management – Portfolio Manager” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
John C. Bailer, CFA	Deputy Head of Equity Income, Portfolio Manager	Since 2019
Brian C. Ferguson	Portfolio Manager, Equity Income Team	Since 2019
Keith Howell, Jr., CFA	Portfolio Manager, Equity Income Team	Since 2022
James H. Stavena	Head of Portfolio Management, Multi-Asset Solutions	Since 2020
Dimitri Curtil	Global Head of Multi-Asset Solutions	Since 2023
Torrey K. Zaches, CFA	Senior Portfolio Manager, Multi-Asset Solutions	Since 2023

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